Exhibit 99.1

NEWS RELEASE

Contact:	Justin Coe	Joe Germani / Miller Winston
	Chief Accounting Officer	Longacre Square Partners
	jcoe@ashfordinc.com	Braemar@Longacresquare.com

BRAEMAR UNVEILS HIGHLY QUALIFIED INDEPENDENT BOARD SLATE FOR COMPANY’S NEW CHAPTER

Company urges stockholders to protect the value-creation plan already underway by voting the GOLD proxy card

DALLAS, October 26, 2026 — Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced that its Board of Directors (the “Board”) intends to nominate eight highly qualified, seasoned leaders for election at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The slate of eight director candidates includes seven new, highly qualified and independent director nominees:

•	Craig A. Barbarosh was Senior Managing Director of CommonWealth Partners, an $8 billion real estate investment firm, and has served on the board of Sabra Health Care REIT since 2010, where he chairs the Audit Committee. He also chairs the Strategy Committee at Evolent Health and previously served as Vice Chairman of NextGen Healthcare and Chairman of Lifecore Biomedical. He holds a BA from the University of California, Santa Barbara and a JD from the University of the Pacific McGeorge School of Law.
•	Kevin Covey is the founder and Managing Partner of GrayStreet Partners, a real estate and private credit investment firm, where for more than 15 years he has led investments spanning commercial real estate, hospitality and credit. He is also a principal in Ithaca Investments, which owns more than 1.2 million square feet of Texas retail property. He holds BA degrees in Economics and Mathematics from the University of Chicago.
•	Stephen Haggerty spent more than two decades in senior real estate, development and capital strategy roles at Marriott and Hyatt, where he served as Global Head of Real Estate and Development, and later served as Managing Partner of hotel investment platform Trinity Investments. He previously served on the boards of Playa Hotels & Resorts and Broadmark Realty Capital and holds a BS from Cornell University’s School of Hotel Administration.
•	Daniel J. Hirsch co-led the real estate group at Farallon Capital and has served on the board of directors of Macerich since 2018. He previously served on the boards of Playa Hotels & Resorts, where he chaired the Compensation Committee, and Broadmark Realty Capital. He holds a BA from Amherst College and a JD from Yale Law School.
•	Kevin M. Luebbers served as CFO of RFS Hotel Investors, a public hotel REIT, and as a senior vice president at Hilton Hotels before co-founding hotel investment firm VIC Partners. He previously chaired the Audit Committee of Broadmark Realty Capital and holds a BS from Cornell University’s School of Hotel Administration and an MBA from the University of California, Berkeley.
•	Gail P. Steinel has been a trustee of Federal Realty Investment Trust since 2006, where she chairs the Audit Committee, and in 2025 was named one of The Wall Street Journal’s Top 250 Board Members. She previously served as Global Managing Partner of Arthur Andersen’s Business Consulting Group and is a Senior Advisor to Alvarez & Marsal’s Global Transaction Advisory Group. She holds a BS in Accounting from Rutgers University.
•	Richard J. Stockton has been CEO of Braemar since 2016 and previously spent more than 15 years at Morgan Stanley, where he ran real estate investment banking for Europe, the Middle East and Africa. He also served as Lead Independent Director of Spirit MTA REIT and holds a BS from Cornell University’s School of Hotel Administration and an MBA from the Wharton School of the University of Pennsylvania.

•	Stephen W. Theriot was CFO of Vornado Realty Trust, an S&P 500 REIT, where he led the spin-off that formed JBG SMITH Properties, and he then served as CFO of JBG SMITH. He spent 30 years at Deloitte, culminating as partner in charge of its Northeast real estate practice. He holds a BS from the University of North Carolina at Chapel Hill.

The Company’s slate brings together decades of public company board leadership, lodging and REIT investment, capital markets and audit expertise, assembled at a pivotal moment to position Braemar for its next chapter as a self-managed company.

A REFRESHED, INDEPENDENT BOARD

This significant refreshment reflects the Board’s commitment to independent, stockholder-focused governance following the termination of the Company’s external advisory relationship with Ashford Inc. and its affiliates (together, “Ashford”).

With the sole exception of Richard J. Stockton, the Company’s President and Chief Executive Officer who provides essential institutional knowledge, every incumbent director tied to the legacy Ashford relationship is stepping aside, clearing the way for a Board composed overwhelmingly of new, independent directors. In addition, once seated, the new Board of Directors will select an independent Chairman. Ferguson Partners conducted the executive search process and recommended the new independent directors for nomination at the Company’s next annual meeting.

“Braemar is entering a new chapter, and our board slate reflects that reality,” said Mr. Stockton. “These nominees are accomplished leaders with deep experience in REIT oversight, hotel investment, capital markets, finance and strategic transactions. Following the termination of the Ashford advisory agreement, Braemar will have a refreshed board that is independent, highly qualified and focused on maximizing value for all stockholders.”

READ THE PROXY STATEMENT WHEN AVAILABLE AND VOTE THE GOLD PROXY CARD

The Company intends to file a proxy statement and GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”). Stockholders are urged to read the proxy statement when it becomes available. The Board unanimously recommends that stockholders protect the value of their investment by voting the GOLD proxy card when it becomes available FOR each of Braemar’s eight highly qualified nominees.

About Braemar Hotels & Resorts

Braemar Hotels & Resorts Inc. (NYSE: BHR) is a real estate investment trust (REIT) focused on the high-growth luxury hotel and resort sector. Its industry-leading portfolio features luxury properties across the United States and the U.S. territories in the Caribbean.

Forward-Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our nomination of the director candidates; our ability to complete the previously announced shareholder value creation plan on a timely basis, if at all; potential risks related to actions or proposals from activist stockholders; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

IMPORTANT INFORMATION FOR INVESTORS AND STOCKHOLDERS

CERTAIN INFORMATION REGARDING PARTICIPANTS

 Braemar and its directors and certain of its executive officers will be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders by Braemar in connection with the matters to be considered at Braemar’s 2026 Annual Meeting of Stockholders. Information regarding the names of Braemar’s executive officers and directors and their respective interests in Braemar by security holdings or otherwise is set forth (i) in Braemar’s proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on October 30, 2025 (the “2025 Proxy Statement”), which is available here, including under the headings “SUMMARY”, “PROPOSAL NUMBER ONE-ELECTION OF DIRECTORS”, “CORPORATE GOVERNANCE”, “BOARD OF DIRECTORS AND COMMITTEES”, “EXECUTIVE OFFICERS”, “EXECUTIVE COMPENSATION”, “PROPOSAL NUMBER TWO-ADVISORY APPROVAL OF EXECUTIVE COMPENSATION”, “SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS” and “CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS” and (ii) under Item 1.01 “ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT” in the Current Reports on Form 8-K filed by Braemar with the SEC on December 23, 2025 (available here), on March 17, 2026 (available here), on April 3, 2026 (available here) and on May 22, 2026 (available here), under Item 5.02 “DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS” in the Current Reports on Form 8-K filed by Braemar with the SEC on February 25, 2026 (available here), on February 27, 2026 (available here), on March 6, 2026 (available here), on March 17, 2026 (available here) and on May 28, 2026 (available here), under Item 5.07 “SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS” in the Current Report on Form 8-K filed by Braemar with the SEC on December 16, 2025 (available here) and under Item 8.01 “OTHER EVENTS” in the Current Report on Form 8-K filed by Braemar with the SEC on June 1, 2026 (available here). To the extent holdings of such persons in the Company’s securities have changed since the amounts described in the 2025 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, by Jim A. Plohg on December 22, 2025 (available here), by Jim A. Plohg on January 14, 2026 (available here), by Monty J. Bennett on February 26, 2026 (available here), by Richard J. Stockton on February 26, 2026 (available here) and by Eric Batis on June 1, 2026 (available here). Additional information can also be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026 (available here), as amended by the Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (available here). Details concerning the nominees of Braemar’s Board of Directors for election at the 2026 Annual Meeting will be included in the Proxy Statement (defined below). These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are or will be available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/. Further information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement.

IMPORTANT INFORMATION AND WHERE TO FIND IT

Braemar Hotels & Resorts Inc. (the “Company” or “Braemar”) intends to file a proxy statement and GOLD proxy card and other relevant documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for Braemar’s 2026 Annual Meeting of Stockholders (the “Proxy Statement”). This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other document that Braemar may file with the SEC in connection with any solicitation by Braemar. BRAEMAR STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY BRAEMAR AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain copies of these documents and other documents filed with the SEC by Braemar free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Braemar are also available free of charge by accessing the “SEC Filings” section of the Company’s website at www.braemar.q4ir.com/investor/financials-sec-filings/sec-filings/.